UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 25, 2008

CHINA SKY ONE MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-26059	87-0430322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1706, No. 30 Di Wang Building, Gan Shui Road, Nangang District, Harbin, People’s Republic of China 150001
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:		86-451-53994073 (China)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 25, 2008, Mr. Yu-bo (Stanley) Hao was appointed as the Registrant’s Chief Financial Officer and Secretary. He replaced Mr. Yu-kun Zhang, who had served as the Registrant’s interim Chief Financial Officer since June 10, 2008. Mr. Hao was also appointed to fill a vacancy on the Registrant’s board of directors.

Mr. Yu-bo (Stanley) Hao, 38, has been employed by the Registrant in various capacities since June 2008. From January 2006 through June 2008, Mr. Hao served as President’s Assistant and Financial Officer for Sumitomo Group Canadian Branch, an integrated trading company. Prior to this, commencing in September 2004, Mr. Hao served as Marketing Executive and Canadian Market Analyst for MGM Mirage, an entertainment company which owns and operates casino properties. From September 1997 through the time he joined MGM Mirage, he was Chief Executive Officer of SunnyZone Consulting Co. Ltd., a financial consulting company he co-founded. Mr. Hao holds Bachelor’s degrees in Economics and Arts from Beijing Union University and an MBA from the University of Phoenix.

There was no arrangement or understanding between Mr. Hao and any other person pursuant to which he was selected as the Registrant’s Chief Financial Officer or director. There is no family relationship between Mr. Hao and any of the Registrant’s other directors or executive officers. Mr. Hao is not a director of any other public company or investment company. Mr. Hao does not have any direct or indirect material interest in any transaction in which the Registrant is a participant where the amount involved exceeds $120,000.

Item 7.01.	Regulation FD Disclosure

A copy of the Registrant’s press release issued on December 2, 2008, regarding the events described in Item 5.02 above, is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SKY ONE MEDICAL, INC.
(Registrant)

Date:	December 2, 2008	By:	/s/ Yan-qing Liu
Yan-qing Liu
Chairman, Chief Executive Officer and President